SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by Registrant        [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ X ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14A-11(c) or ss. 240.14a-12

                          FIRST MIDWEST FINANCIAL, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box  if any part of the  fee is  offset as  provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date  Filed:

                   [FIRST MIDWEST FINANCIAL, INC. LETTERHEAD]









                                                               December 12, 1996



Dear Fellow Stockholders:

         On behalf of the Board of Directors and management of First Midwest Financial, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 1:00 P.M local time, on January 27, 1997 at the main office of the Company located at Fifth at Erie, Storm Lake, Iowa.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement discusses the business to be conducted at the Meeting. We have also enclosed a copy of the Company's Annual Report to Stockholders. At the meeting we will report on the Company's operation and outlook for the year ahead.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Your Board of Directors and management are committed to the continued success of First Midwest Financial, Inc., and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                           Very truly yours,



                                           /s/James S. Haahr
                                           -----------------
                                           JAMES S. HAAHR
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                          FIRST MIDWEST FINANCIAL, INC.

                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 27, 1997



         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Midwest Financial, Inc. ("First Midwest" or the "Company") will be held at the main office of the Company located at Fifth at Erie, Storm Lake, Iowa on January 27, 1997 at 1:00 P.M local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon the election of two directors of the Company and such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on November 29, 1996 are the stockholders entitled to vote at the Meeting, and any adjournments thereof. A complete list of stockholders entitled to vote at the Meeting will be available for inspection by stockholders at the offices of the Company during the ten days prior to the Meeting as well as at the Meeting.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                            By Order of the Board of Directors




                                            /s/James S. Haahr
                                            -----------------
                                            James S. Haahr
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Storm Lake, Iowa
December 12, 1996


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT


                          FIRST MIDWEST FINANCIAL, INC.

                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 27, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Midwest Financial, Inc. ("First Midwest," and with its subsidiaries, the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at Fifth at Erie, Storm Lake, Iowa on January 27, 1997 at 1:00 P.M local time, and all adjournments of the Meeting. The accompanying Notice of Meeting, proxy and this Proxy Statement are first being mailed to stockholders on or about December 12, 1996. Certain information provided herein relates to First Federal Savings Bank of the Midwest ("First Federal") and Security State Bank ("Security", and when referred to with First Federal, the "Banks"), both of which are wholly owned subsidiaries of First Midwest.

         At the Meeting, stockholders of the First Midwest are being asked to consider and vote upon the election of two directors.

Voting Rights and Proxy Information

         All shares of common stock of First Midwest, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted "For" the nominees and the adoption of the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Common Stock present, in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and proxies received as broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of First Midwest at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of First Midwest at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Fred A.
Stevens, Secretary, First Midwest Financial, Inc., Fifth at Erie, Storm Lake, Iowa 50588.

Voting Securities and Principal Holders Thereof

         Stockholders of record as of the close of business on November 29, 1996 (the "Voting Record Date") will be entitled to one vote for each share then held. As of that date, First Midwest had 1,940,058 shares of Common Stock issued and outstanding. The following table sets forth information, as of the Voting Record Date, regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of First Midwest's Common Stock and (ii) all directors and officers as a group.

                                        Shares Beneficially        Percent of
     Beneficial Owners                        Owned                  Class
     -----------------                        -----                  -----
First Midwest Financial, Inc.                150,228                 7.74%
Employee Stock Ownership Plan
Fifth at Erie
Storm Lake, Iowa  50588(1)

Mr. and Mrs. James S. Haahr(2)               168,045                 8.37%
Fifth At Erie
Storm Lake, Iowa  50588

Directors and executive officers             509,066                24.60%
 of First Midwest and the Bank
 as a group (8 persons)(3)(4)
-----------------

(1) The amount reported represents shares held by First Midwest Financial, Inc. Employee Stock Ownership Plan ("ESOP"), 73,508 shares of which were allocated to accounts of participants. The First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(2) Included in the shares of Common Stock beneficially owned by Mr. and Mrs. Haahr are (i) 7,000 shares owned directly by Mr. Haahr over which he has sole voting and dispositive power, (ii) 26,846 shares granted to Mr. Haahr under First Midwest's Recognition and Retention Plan ("the RRP"), 20,135 shares over which Mr. Haahr has sole voting and dispositive power and 6,711 restricted shares over which he has sole voting and no dispositive power,
    (iii) 8,592 shares allocated to Mr. Haahr under the ESOP and 28,764 shares held by First Federal's Profit Sharing Plan over which shares Mr. Haahr has sole voting and shared dispositive power and (iv) 29,764 shares owned individually by Mrs. Haahr over which she has sole voting and dispositive power. Mr. and Mrs. Haahr may be deemed to have shared voting and dispositive power with respect to the shares owned by each other individually. Options to purchase 67,079 shares granted to Mr. Haahr under First Midwest's Stock Option and Incentive Plans ("Stock Option Plans") are also included in the amount of shares beneficially owned by Mr. Haahr.

(3) Includes shares of Common Stock held directly, as well as, jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and/or dispositive power, including (i) 49,831 shares granted to certain executive officers under the RRP, 37,375 shares over which such individuals have sole voting and dispositive power and 12,456 restricted shares over which they have sole voting and no dispositive, (ii) 67,628 shares held by First Federal's Profit Sharing Plan over which shares such executive officers have sole voting and shared dispositive power and (iii) 20,588 shares allocated to executive officers under the ESOP over which shares such executive officers have sole voting and shared dispositive power. Options to purchase 129,026 shares of Common Stock granted to directors and executive officers under the Stock Option Plans are also included in the amount of shares beneficially owned by the directors and executive officers.

(4) On October 28, 1996, Steven P. Myers resigned as Vice Chairman of the Board of Directors and Senior Vice President of First Midwest and First Federal. Accordingly, Mr. Myers' beneficial share ownership of Common Stock is not included in this category.

                              ELECTION OF DIRECTORS

General

         The Board of Directors of First Midwest is currently composed of six members and is divided into three equal classes. Directors of First Midwest are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of the Voting Record Date, regarding the composition of First Midwest's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                            Term        Shares of     Percent
                                       Position(s) Held         Director     to       Common Stock      of
         Name             Age(1)       in First Midwest         Since(2)   Expire       Owned(3)       Class
         ----             ------       ----------------         --------   ------       --------       -----
                                       NOMINEE

James S. Haahr(4)           57    Chairman of the Board,          1962      1999       168,045(5)      8.37%
                                  President and Chief
                                  Executive Officer

Jeanne Partlow              63    Director                        1996      1999         2,500         0.13%

                                  DIRECTORS REMAINING IN OFFICE

E. Thurman Gaskill          61    Director                        1982      1998        31,482(6)      1.61%

Rodney G. Muilenburg        52    Director                        1989      1998        78,318(7)      4.01%

E. Wayne Cooley             74    Director                        1985      1997        57,284(7)      2.93%

J. Tyler Haahr(4)           33    Director                        1992      1997        20,421         1.05%
-------------------

(1) At September 30, 1996.

(2) Includes service as a director of First Federal.

(3) Amounts include shares held directly and jointly with family members, as well as shares which are held in retirement accounts, or by certain members of the director's family, or held by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or dispositive power.

(4) Director J. Tyler Haahr is the son of Chairman James S. Haahr.

(5) Includes options to purchase 67,079 shares of Common Stock granted to Mr. Haahr under the Stock Option Plans.

(6) Includes an option to purchase 13,382 shares of Common Stock granted to Mr. Gaskill under the Stock Option Plans.

(7) Includes an option to purchase 14,382 shares of Common Stock granted to the named director under the Stock Option Plans.

         The principal occupation of each director of First Midwest and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

         James S. Haahr - Mr. Haahr is the Chairman of the Board, President and Chief Executive Officer of First Midwest, a position he has held since June
1993. Mr. Haahr is also Chairman of the Board of First Federal since 1990 and President and Chief Executive Officer since 1974. Upon the acquisition of Security on September 30, 1996, he was appointed Chairman of the Board, President and Chief Executive Officer of that institution. Mr. Haahr serves as President of First Services Financial Limited, a wholly-owned subsidiary of the Bank. Mr. Haahr has served in various capacities since beginning his career with the Bank in 1961. He was recently elected to the Board of Directors of America's Community Bankers and is currently a committee member of the Savings Association Insurance Fund Industry Advisory Committee. Mr. Haahr is a former Vice Chairman of the Board of Directors of the FHLB of Des Moines, former Chairman of the Iowa League of Savings Institutions and a former director of the U.S. League of Savings Institutions. Mr. Haahr received his B.S. degree in 1962 from Buena Vista College in Storm Lake, Iowa. James S. Haahr is the father of J. Tyler Haahr, a director.

         Jeanne Partlow - Mrs. Partlow is President of the Iowa Savings Bank Division of First Federal, located in Des Moines Iowa. She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B. from 1987 until it was acquired by and became a division of First Federal in December 1995. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines. She has over 30 years of bank management experience.

         E. Thurman Gaskill - Since 1958, Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa. Mr. Gaskill has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources. He has served as President of the National Corn Growers Association, Chairman of the United States Feed Grains Council and in numerous other agricultural positions. Recognized for his outstanding contributions to the industry, he has been named to the Agricultural Hall of Fame at Iowa State University in Ames, Iowa.

         Rodney G. Muilenburg - Mr. Muilenburg is employed as a dairy specialist with Purina Mills, Inc., and supervises the sale of agricultural products in a region which encompasses northwest Iowa, northeast Nebraska, eastern South Dakota and southwest Minnesota. Mr. Muilenburg has been a member of Purina
Mills' General Sales Advisory Board since 1986. In 1991 he was certified by Purina Mills in Agri-business management. Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa in 1966; an M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota in 1973; and a specialist degree in secondary school administration from Mankato State University, Mankato, Minnesota in 1975.

         E. Wayne Cooley - Dr. Cooley has served as Executive Secretary of the Iowa Girls' High School Athletic Union in Des Moines, Iowa since 1954. In addition, Dr. Cooley serves as Executive Vice President of the Iowa High School Speech Association. He is also a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women's College Basketball Association Hall of Fame. Dr. Cooley is a member of the Buena Vista University (formerly Buena Vista College) Board of Trustees. He has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games. Dr. Cooley is a 1943 graduate of Buena Vista College in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

         J. Tyler Haahr - Mr. Haahr is a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona, and has been with the firm since 1989. He is a member of the Tax and Corporate Sections of the American Bar Association and the Arizona Bar Association; a member of the Maricopa County Bar Association and the Arizona Association of Health Care Lawyers. Mr. Haahr is a member of the Fiesta Bowl Committee. He is a former Ambassador for the Phoenix Chamber of Commerce. Mr. Haahr received his B.S. degree in 1986 at the University of South Dakota in Vermillion, South Dakota. He graduated with honors from the Georgetown University Law Center, Washington, D.C., in May 1989. J. Tyler Haahr is the son of James S. Haahr, Chairman of the Board of Directors.

Meetings and Committees of the Boards of Directors

         Meetings and Committees of First Midwest. Meetings of the Board of Directors are generally held on a monthly basis. The Board of Directors met 13 times during fiscal 1996. During fiscal 1996, no incumbent director of First Midwest attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served.

         The   Board   of    Directors    of   First    Midwest   has   standing
Audit-Compensation/Personnel and Stock Option Committees. First Midwest does not have a standing executive committee.

         The Audit-Compensation/Personnel Committee recommends the selection of independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. In addition, the committee meets annually to make salary recommendations and administer the RRP. The members of the
Audit-Compensation/Personnel Committee are Directors Cooley, Gaskill and Muilenburg. This Committee met four times during fiscal 1996.

         The Stock Option Committee is composed of Directors Cooley, T. Haahr and Muilenburg. This committee is responsible for administering the Stock Option Plans. This committee met four times during fiscal 1996.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of First Midwest. Pursuant to the Bylaws, nominations by stockholders must be delivered in writing to the Secretary of First Midwest at least 30 days prior to the date of the annual meeting.

         Board and Committee Meetings of the Banks. Meetings of the Banks' Boards of Directors are generally held on a monthly basis. During fiscal 1996, the Board of Directors of First Federal held 13 meetings (consisting of 12 regular board meetings and one special board meeting). and the Board of Directors of Security held 16 meetings (consisting of 12 regular and four special board meetings). In both cases, no incumbent director attended fewer than 75% of the total number of meetings held by the Boards of Directors and by all committees of the Boards of Directors on which he or she served during the year.

         The Boards of Directors of First Federal has standing Trust and Audit-Compensation/Personnel Committees. The Board of Directors of Security has standing Audit and Compensation committees.

Directors Fees

         During fiscal 1996 all directors of First Midwest received a retainer fee of $3,000 per year. The directors of First Midwest (except for Director Partlow) also serve as directors of either one or both of the Banks. Non-employee directors of First Federal were paid a fee of $6,000 per year plus $500 for each regular meeting attended, and $200 for each committee meeting, with the exception of the Nominating Committee members, who receive no fee for service on such committee. No directors of First Midwest received fees for service on Security's Board of Directors during fiscal 1996 as the acquisition of Security was completed on the last day of the fiscal year. Board members who are employees of the Banks received no fee for their service on the Boards or their committees.

Executive Compensation

         The following table sets forth information regarding compensation paid or granted to the Company's Chief Executive Officer and to other executive officers of the Company or the Banks whose aggregate compensation exceeded $100,000 during fiscal 1996.

                                                     SUMMARY COMPENSATION TABLE

                                                 Annual Compensation              Long Term Compensation
                                      ------------------------------------   -------------------------------
                                                                                      Awards        Payouts
                                                                             -------------------------------
                                                                             Restricted
       Name and                                               Other Annual      Stock     Options/    LTIP       All Other
       Principal                        Salary       Bonus    Compensation     Award(s)     SARs     Payouts   Compensation
       Position             Year         ($)          ($)          ($)           ($)        (#)        ($)          ($)
       --------             ----         ---          ---          ---           ---        ---        ---          ---
James S. Haahr
 Chairman of the Board,    1996       $180,000(1)   $45,500       $ ---     $             15,500      $---      $24,883(2)
  President and Chief      1995        155,000(1)    30,000         ---                    1,050       ---       40,328
  Executive Officer        1994        152,000(1)    35,000         ---         ---          ---       ---       41,344

Steven P. Myers (3)        1996        146,077         ---          ---         ---       12,000       ---       16,525(4)
  Vice Chairman of the     1995        133,000       26,000         ---         ---          910       ---       46,992
  Board and Senior         1994         62,500       30,000         ---      71,311(5)       ---       ---          264
  Vice President


Fred A. Stevens            1996        105,000       27,300         ---         ---        3,350       ---       15,519 (6)
 Vice President, Chief     1995         97,000       19,400         ---         ---          679       ---       25,379
  Operating Officer        1994         93,000       32,000         ---         ---          ---       ---       28,883
  and Secretary

Donald J. Winchell         1996        103,000       26,780         ---         ---        6,810       ---       14,949(7)
 Vice President, Chief     1995         90,000       18,000         ---         ---          630       ---       23,503
  Financial Officer        1994         80,000       28,000         ---         ---          ---       ---       24,870
  and Treasurer

(1) Includes $2,000 of compensation deferred pursuant to the deferred compensation agreement entered into in 1980 between Mr. Haahr and First Federal and $3,000 paid to Mr. Haahr in fiscal 1995 and 1996 for service as a director of First Midwest.

(2) Includes contributions on behalf of Mr. Haahr for fiscal 1996 of $16,740 under the ESOP and $7,423 under First Federal's Benefit Equalization Plan. This amount also includes $720 of life insurance premiums paid on behalf of Mr. Haahr for fiscal 1996.

(3) Mr. Myers resigned as Senior Vice President of First Midwest and First Federal on October 28, 1996.

(4) Includes contributions on behalf of Mr. Myers for fiscal 1996 of $15,967 under the ESOP and $558 of life insurance premiums.

(5) Represents the market value of 4,794 shares of restricted Common Stock granted to Mr. Myers on May 23, 1994 under the RRP. At September 30, 1996, the aggregate market value of the restricted stock, based on the average of the closing bid and asked price of $23.625 per share of Common Stock as reported on the Nasdaq Stock Market at September 30, 1996, was $113,258. At the time of his resignation, Mr. Myers was 50% vested in his award of restricted Common Stock. The unvested Common Stock was forfeited by Mr. Myers and returned to the Company for future awards.

(6) Includes contributions on behalf of Mr. Stevens for fiscal 1996 of $15,080 under the ESOP and $439 of life insurance premiums.

(7) Includes contributions on behalf of Mr. Winchell for fiscal 1996 of $14,527 under the ESOP and $422 of life insurance premiums.

         The following table sets forth certain information concerning stock options granted during fiscal 1996 to the named executive officers of the Company. No stock appreciation rights have been granted by the Company.

                                  OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                                   Number of         % of Total
                                   Securities         Options           Exercise
                                   Underlying        Granted to          or Base
                                 Options Granted     Employees in         Price        Expiration
     Name                            (#)(1)          Fiscal Year          ($/Sh)          Date
     ----                            ------          -----------          ------          ----
James S. Haahr                       6,000              15.32%           $22.50         01/23/06
                                     9,500              24.26             23.625        09/30/06


Steve P. Myers                       6,000              15.32             22.50         01/23/06(2)
                                     6,000              15.32             23.625        09/30/06(2)


Fred A. Stevens                        750               1.92             22.50         01/23/06
                                     2,600               6.64             23.625        09/30/06


Donald J. Winchell                   2,250               5.75             22.50         01/23/06
                                     4,560              11.64             23.625        09/30/06

(1) The options granted to the individuals set forth in the table vested as of the date of the grant.

(2) Under the terms of the Stock Option Plans and Mr. Myers' related individual stock option agreements these options will expire on January 28, 1997.

         The following table provides information as to the value of the options held by the Company's Chief Executive Officer and other named officers on September 30, 1996. To date, no stock appreciation rights have been granted by the Company.

                      AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                                                   Value of
                                                                    Number of                     Unexercised
                                                                   Unexercised                   In-the-Money
                                                                    Options at                     Options at
                                                                    FY-End (#)                    FY-End ($)(3)
                                Shares                     ---------------------------   -----------------------------
                             Acquired on      Value
                              Exercise      Realized       Exercisable   Unexercisable   Exercisable     Unexercisable
           Name                  (#)         ($)(1)            (#)            (#)            ($)             ($)
           ----                  ---         ------            ---            ---            ---             ---
 James S. Haahr                7,000      $86,625(1)         67,079          19,176       $699,014         $261,273

 Steven P. Myers                 ---           ---           12,910             ---         10,049              ---

 Fred A. Stevens               1,250       15,469(1)          9,970           2,397         84,251           32,659

 Donald J. Winchell            1,200       15,000(2)         13,431           2,397         86,442           32,659
-----------

(1) Represents the difference between the value of the stock on the date of exercise ($22.375 per share) and the exercise price ($10.00 per share).

(2) Represents the difference between the value of the stock on the date of exercise ($22.50 per share) and the exercise price ($10.00 per share).

(3) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $23.625 per share of the Common Stock as reported on The Nasdaq Stock Market on September 30, 1996.

Employment Agreements

         First Federal has employment agreements with Chairman Haahr and Messrs. Stevens and Winchell. The employment agreements are designed to assist the Banks and the Company in maintaining a stable and competent management base. The continued success of the Banks and the Company depends, to a significant degree, on the skills and competence of their officers. Each employment agreement provides for annual base salary in an amount not less than the employee's current salary and a term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal. Each agreement provides for termination upon the employee's death, for cause or in certain events specified by Office of Thrift Supervision ("OTS") regulations. Each employment agreement is also terminable by the employee upon 90 days notice to First Federal. Mr. Myers, who also had an employment agreement with First Federal, terminated his employment with First Midwest and First Federal effective October 28, 1996.

         Each employment agreement provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of First Federal where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to be contingent on a "change in control", and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by First Federal for federal income tax purposes. For the purposes of the employment agreements, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or ss. 574.4, respectively. Such events are generally triggered prior to the acquisition or control of 10% of First Midwest's common stock. Each agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on their current salaries, if Messrs. Haahr, Stevens and Winchell's employment had been terminated as of September 30, 1996, under circumstances entitling them to benefits pay as described above, they would have been entitled to receive lump sum cash payments of approximately $831,000, $558,000 and $516,000, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires First Midwest's directors and executive officers, and persons who own more than 10% of a registered class of First Midwest's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of First Midwest common stock and other equity securities of First Midwest by the tenth of the month following a change. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish First Midwest with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to First Midwest and written representations that no other reports were required during the fiscal year ended September 30, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the First Midwest's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at First Midwest's main office, Fifth at Erie, Storm Lake, Iowa no later than August 14, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by First Midwest. First Midwest will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY
                          FIRST MIDWEST FINANCIAL, INC.


[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE


                         ANNUAL MEETING OF SHAREHOLDERS
                                January 27, 1997

The undersigned hereby appoints the Board of Directors of First Midwest Financial, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on January 27, 1997 at the Company's main office located at Fifth at Erie, Storm Lake, Iowa, at 1:00 P.M. local time, and at any and all adjournments thereof, as follows:

1. The election as directors for a three year term of all nominees listed (except as marked to the contrary below):

   JAMES S. HAAHR        JEANNE PARTLOW

   [   ] FOR      [   ] WITHHOLD      [   ] FOR ALL EXCEPT

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote "FOR" the listed proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE STATED PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT SUCHMEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

The Shareholder acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement dated on or about December 12, 1996 and the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1996.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Date _______________________________________

____________________________________________
Shareholder sign above

____________________________________________
Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.


                          FIRST MIDWEST FINANCIAL, INC.

This proxy may be revoked at any time before it is voted. This proxy may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy may be delivered to Fred A. Stevens, Secretary, First Midwest Financial, Inc., Fifth at Erie, Storm Lake, Iowa 50588. Upon revocation of this proxy, the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY